Exhibit 10.1
HANSEN MEDICAL, INC.
INDEMNITY AGREEMENT
     This Agreement is made and entered into this ___ day of                     , 2005 by and between Hansen Medical, Inc., a Delaware corporation (the “Company”), and                                          (the “Agent”).
Recitals
     Whereas, Agent performs a valuable service to the Company as a director of the Company;
     Whereas, the stockholders of the Company have adopted bylaws (the “Bylaws”) providing for the indemnification of the directors, officers, employees and other agents of the Company, including persons serving at the request of the Company in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the “Code”);
     Whereas, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Company and its directors, officers, employees and other agents with respect to indemnification of such persons; and
     Whereas, in order to induce Agent to continue to serve as a director of the Company, the Company has determined and agreed to enter into this Agreement with Agent.
     Now, Therefore, in consideration of Agent’s continued service as a director after the date hereof, the parties hereto agree as follows:
Agreement
     1. Services to the Company. Agent will serve, at the will of the Company or under separate contract, if any such contract exists, as a director of the Company or as a director, officer or other fiduciary of an affiliate of the Company (including any employee benefit plan of the Company) faithfully and to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Company or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Company or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.
     2. Indemnity of Agent. The Company hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time. In the event of any change after

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the date of this Agreement in any applicable law, statute or rule that expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that the Agent shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
     3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 5 hereof, the Company hereby further agrees to hold harmless and indemnify Agent:
          (a) against any and all expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Company) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or other agent of another company, partnership, joint venture, trust, employee benefit plan or other enterprise; and
          (b) otherwise to the fullest extent as may be provided to Agent by the Company under the non-exclusivity provisions of the Code and Section 7.6 of the Bylaws.
     4. Indemnity of Related Parties. To the extent that Agent is serving on the Board of Directors of the Company at the direction of any stockholder of the Company who, pursuant to the Certificate of Incorporation or contractual arrangement, shall have the right to elect or appoint Agent to the Board (an “Appointing Stockholder”), the Company shall indemnify and hold harmless such Appointing Stockholder from any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, arising out of Appointing Stockholder’s ability to appoint or elect Agent to the Board of Directors of the Company or any action taken or omitted to be taken by Agent for which Agent is entitled to indemnification hereunder, provided however, that (i) any such indemnification shall be subject to the same limitations set forth herein and (ii) no such indemnification shall be available to any Appointing Stockholder in the event that Agent shall not be entitled to indemnification in the same or any related action or proceeding. The terms of this agreement as they relate to procedures for indemnification of Agent shall apply to any such indemnification of Appointing Stockholder. Any Appointing Stockholder is an intended third party beneficiary of this Agreement.
     5. Contribution. If the indemnification provided for in Sections 2, 3 and 4 above for any reason is held by a court of competent jurisdiction to be unavailable to Agent in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying the Agent thereunder, shall contribute to the amount paid or payable by the

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Agent as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Agent, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Agent in connection with the action or inaction that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company’s securities, the relative benefits received by the Company and the Agent shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Agent, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata or per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company’s securities, in no event shall Agent be required to contribute any amount under this Section 5 in excess of the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities that are indemnified against, equal to the proportion of the total securities sold under such registration statement that is being sold by the Agent or (ii) the proceeds received by the Agent from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.
     6. Limitations on Additional Indemnity. No indemnity pursuant to Sections 3 or 4 hereof shall be paid by the Company:
          (a) on account of any claim against Agent solely for an accounting of profits made from the purchase or sale by Agent of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;
          (b) on account of Agent’s conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;
          (c) on account of Agent’s conduct that is established by a final judgment as constituting a breach of Agent’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Agent was not legally entitled;

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          (d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;
          (e) if indemnification is not lawful (and, in this respect, both the Company and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or
          (f) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Code, or (iv) the proceeding is initiated pursuant to Section 11 hereof.
     7. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or other agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.
     8. Partial Indemnification. Agent shall be entitled under this Agreement to indemnification by the Company for a portion of the expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Agent for the portion thereof to which Agent is entitled.
     9. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Agent except to the extent actually prejudiced by such omission. With respect to any such action, suit or proceeding as to which Agent notifies the Company of the commencement thereof:
          (a) the Company will be entitled to participate therein at its own expense;
          (b) except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the

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Company to Agent of its election to assume the defense thereof, the Company will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Company, (ii) Agent shall have reasonably concluded, and so notified the Company, that there is an actual conflict of interest between the Company and Agent in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent’s separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Agent shall have made the conclusion provided for in clause (ii) above; and
          (c) the Company shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent’s written consent, which may be given or withheld in Agent’s sole discretion.
     10. Expenses. The Company shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise. The Agent’s obligation to reimburse the Company shall be unsecured and no interest shall be charged thereon.
     11. Enforcement. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 11 hereof, provided that the required undertaking has been tendered to the Company) that Agent is not entitled to indemnification because of the limitations set forth in Section 6 hereof. Neither the failure of the Company (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.
     12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall

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execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights; provided however, any rights of recovery of Agent pursuant to any liability insurance policy separately paid for by Agent or Agent’s affiliates or right to indemnity by any affiliate of Agent or any stockholder of the Company shall not be subject to subrogation under this Section 12 except that any amounts recovered under such policy shall be subject to Section 6(d).
     13. Non-Exclusivity of Rights. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.
     14. Survival of Rights.
          (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent’s heirs, executors and administrators.
          (b) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
     15. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Company shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.
     16. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.
     17. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.
     18. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

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     19. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.
     20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:
          (a) If to Agent, at the address indicated on the signature page hereof.
          (b) If to the Company, to:
Hansen Medical, Inc.
380 North Bernardo Avenue
Mountain View, CA 94043
Attn: Larry Strauss
or to such other address as may have been furnished to Agent by the Company.
     21. Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 3 hereof or in the defense of any claim, issue or matter therein, the Agent shall be indemnified against all expenses incurred by the Agent in connection herewith.
     22. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Agent did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In connection with any determination as to whether the Agent is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Agent is not so entitled.
     23. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a claim pursuant to Section 9 hereof, the Company has liability insurance in effect that may cover such claim, the Company shall give prompt notice of the commencement of such claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Agent, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.
     24. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, agents or fiduciaries, the Agent

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shall be covered by such policies in such a manner as to provide the Agent the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Agent is a director, or of the Company’s officers, if the Agent is not a director of the Company but is an officer; or of the Company’s key employees, controlling persons, agents or fiduciaries, if the Agent is not an officer or director but is a key employee, agent, control person or fiduciary.
     25. Attorneys’ Fees. In the event that any action is instituted by Agent under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Agent shall be entitled to be paid all expenses incurred by Agent with respect to such action, regardless of whether Agent is ultimately successful in such action, and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Agent as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Agent shall be entitled to be paid all expenses incurred by Agent in defense of such action (including costs and expenses incurred with respect to Agent counterclaims and cross-claims made in such action), and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Agent’s material defenses to such action was made in bad faith or was frivolous.
     26. Board and Stockholder Approval. The Company represents that this agreement has been approved by the Company’s Board of Directors and stockholders.
[Signature Pages Follow]

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     In Witness Whereof, the parties hereto have executed this Agreement on and as of the day and year first above written.

Hansen Medical, Inc.

By:

Name:

Title:

AGENT

Name:
Address:

HANSEN MEDICAL, INC.
INDEMNITY AGREEMENT
     This Agreement is made and entered into this ___ day of                     , 2006 by and between Hansen Medical, Inc., a Delaware corporation (the “Company”), and                                          (the “Agent”).
Recitals
     Whereas, Agent performs a valuable service to the Company as an executive officer of the Company;
     Whereas, the stockholders of the Company have adopted bylaws (the “Bylaws”) providing for the indemnification of the directors, officers, employees and other agents of the Company, including persons serving at the request of the Company in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the “Code”);
     Whereas, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Company and its directors, officers, employees and other agents with respect to indemnification of such persons; and
     Whereas, in order to induce Agent to continue to serve as an executive officer of the Company, the Company has determined and agreed to enter into this Agreement with Agent.
     Now, Therefore, in consideration of Agent’s continued service as an executive officer after the date hereof, the parties hereto agree as follows:
Agreement
     1. Services to the Company. Agent will serve, at the will of the Company or under separate contract, if any such contract exists, as an executive officer of the Company or as a director, officer or other fiduciary of an affiliate of the Company (including any employee benefit plan of the Company) faithfully and to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Company or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Company or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.
     2. Indemnity of Agent. The Company hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that the Agent shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any

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change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
     3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 5 hereof, the Company hereby further agrees to hold harmless and indemnify Agent:
          (a) against any and all expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Company) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or other agent of another company, partnership, joint venture, trust, employee benefit plan or other enterprise; and
          (b) otherwise to the fullest extent as may be provided to Agent by the Company under the non-exclusivity provisions of the Code and Section 7.6 of the Bylaws.
     4. Contribution. If the indemnification provided for in Sections 2 and 3 above for any reason is held by a court of competent jurisdiction to be unavailable to Agent in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying the Agent thereunder, shall contribute to the amount paid or payable by the Agent as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Agent, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Agent in connection with the action or inaction that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company’s securities, the relative benefits received by the Company and the Agent shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Agent, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata or per capita allocation or by

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any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company’s securities, in no event shall Agent be required to contribute any amount under this Section 5 in excess of the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities that are indemnified against, equal to the proportion of the total securities sold under such registration statement that is being sold by the Agent or (ii) the proceeds received by the Agent from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.
     5. Limitations on Additional Indemnity. No indemnity pursuant to Section 3 hereof shall be paid by the Company:
          (a) on account of any claim against Agent solely for an accounting of profits made from the purchase or sale by Agent of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;
          (b) on account of Agent’s conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;
          (c) on account of Agent’s conduct that is established by a final judgment as constituting a breach of Agent’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Agent was not legally entitled;
          (d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;
          (e) if indemnification is not lawful (and, in this respect, both the Company and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or
          (f) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Code, or (iv) the proceeding is initiated pursuant to Section 11 hereof.
     6. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or other agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be

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subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.
     7. Partial Indemnification. Agent shall be entitled under this Agreement to indemnification by the Company for a portion of the expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Company shall indemnify Agent for the portion thereof to which Agent is entitled.
     8. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Agent except to the extent actually prejudiced by such omission. With respect to any such action, suit or proceeding as to which Agent notifies the Company of the commencement thereof:
          (a) the Company will be entitled to participate therein at its own expense;
          (b) except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Company to Agent of its election to assume the defense thereof, the Company will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Company, (ii) Agent shall have reasonably concluded, and so notified the Company, that there is an actual conflict of interest between the Company and Agent in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent’s separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Agent shall have made the conclusion provided for in clause (ii) above; and
          (c) the Company shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld, conditioned or delayed. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent’s written consent, which may be given or withheld in Agent’s sole discretion.

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     9. Expenses. The Company shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise. The Agent’s obligation to reimburse the Company shall be unsecured and no interest shall be charged thereon.
     10. Enforcement. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 10 hereof, provided that the required undertaking has been tendered to the Company) that Agent is not entitled to indemnification because of the limitations set forth in Section 5 hereof. Neither the failure of the Company (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.
     11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights; provided however, any rights of recovery of Agent pursuant to any liability insurance policy separately paid for by Agent or Agent’s affiliates or right to indemnity by any affiliate of Agent or any stockholder of the Company shall not be subject to subrogation under this Section 11 except that any amounts recovered under such policy shall be subject to Section 5(d).
     12. Non-Exclusivity of Rights. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.
     13. Survival of Rights.
          (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Company or to serve at the request of the Company as a director, officer, employee or other agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent’s heirs, executors and administrators.

5.

          (b) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
     14. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Company shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.
     15. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.
     16. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.
     17. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.
     18. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.
     19. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:
          (a) If to Agent, at the address indicated on the signature page hereof.
          (b) If to the Company, to:
Hansen Medical, Inc.
380 North Bernardo Avenue
Mountain View, CA 94043
Attn: Chief Financial Officer
or to such other address as may have been furnished to Agent by the Company.
     20. Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that Agent has been successful on the merits or otherwise, including,

6.

without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 3 hereof or in the defense of any claim, issue or matter therein, the Agent shall be indemnified against all expenses incurred by the Agent in connection herewith.
     21. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Agent did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In connection with any determination as to whether the Agent is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Agent is not so entitled.
     22. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a claim pursuant to Section 8 hereof, the Company has liability insurance in effect that may cover such claim, the Company shall give prompt notice of the commencement of such claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Agent, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.
     23. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, agents or fiduciaries, the Agent shall be covered by such policies in such a manner as to provide the Agent the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Agent is a director, or of the Company’s officers, if the Agent is not a director of the Company but is an officer; or of the Company’s key employees, controlling persons, agents or fiduciaries, if the Agent is not an officer or director but is a key employee, agent, control person or fiduciary.
     24. Attorneys’ Fees. In the event that any action is instituted by Agent under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Agent shall be entitled to be paid all expenses incurred by Agent with respect to such action, regardless of whether Agent is ultimately successful in such action, and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Agent as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Agent shall be entitled to be paid all expenses incurred by Agent in defense of such action (including costs and expenses incurred with respect to Agent counterclaims and cross-claims made in such action), and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Agent’s material defenses to such action was made in bad faith or was frivolous.
     25. Board and Stockholder Approval. The Company represents that this agreement has been approved by the Company’s Board of Directors and stockholders.

7.

     In Witness Whereof, the parties hereto have executed this Agreement on and as of the day and year first above written.

Hansen Medical, Inc.

By:

Name:

Title:

Agent

Name:

Address: